Exhibit 99.1

American Equity Investment Life Holding Company
Financial Supplement

June 30, 2007

A. Financial Highlights

Condensed Consolidated Balance Sheets	1
Consolidated Statements of Income	3
Operating Income
Six Months Ended June 30, 2007	4
Three Months Ended June 30, 2007	5

American Equity Investment Life Holding Company
Financial Supplement – June 30, 2007

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
CONDENSED CONSOLIDATED BALANCE SHEETS
(Dollars in thousands)
(Unaudited)

	As of June 30, 2007
	As previously reported	Adjustments	As restated

Assets
Investments:
Fixed maturity securities:
Available for sale, at fair value	$4,623,126	$–	$4,623,126
Held for investment, at amortized cost	5,226,441	–	5,226,441
Equity securities, available for sale, at fair value	78,949	–	78,949
Mortgage loans on real estate	1,771,625	–	1,771,625
Derivative instruments	412,289	–	412,289
Policy loans	428	–	428
Total investments	12,112,858	–	12,112,858

Cash and cash equivalents	22,243	–	22,243
Coinsurance deposits—related party	1,772,761	–	1,772,761
Accrued investment income	73,384	–	73,384
Deferred policy acquisition costs	1,183,229	5,923	1,189,152
Deferred sales inducements	506,608	2,582	509,190
Deferred income taxes	83,630	2,089	85,719
Other assets	45,965	–	45,965
Total assets	$15,800,678	$10,594	$15,811,272

American Equity Investment Life Holding Company
Financial Supplement – June 30, 2007

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
CONDENSED CONSOLIDATED BALANCE SHEETS (Continued)
 (Dollars in thousands)
(Unaudited)

	As of June 30, 2007
	As previously reported	Adjustments	As restated
Liabilities and Stockholders’ Equity
Liabilities:
Policy benefit reserves	$14,001,669	$14,579	$14,016,248
Other policy funds and contract claims	122,353	–	122,353
Other amounts due to related parties	45,077	–	45,077
Notes payable	264,848	–	264,848
Subordinated debentures	268,298	–	268,298
Amounts due under repurchase agreements	396,570	–	396,570
Other liabilities	100,160	–	100,160
Total liabilities	15,198,975	14,579	15,213,554

Stockholders’ equity:
Common stock	53,862	–	53,862
Additional paid-in capital	388,917	–	388,917
Accumulated other comprehensive loss	(66,282)	–	(66,282)
Retained earnings	225,206	(3,985)	221,221
Total stockholders’ equity	601,703	(3,985)	597,718
Total liabilities and stockholders’ equity	$15,800,678	$10,594	$15,811,272

American Equity Investment Life Holding Company
Financial Supplement – June 30, 2007

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
CONSOLIDATED STATEMENTS OF INCOME
(Dollars in thousands, except per share data)
(Unaudited)

	Three Months Ended June 30, 2007			Six Months Ended June 30, 2007
	As previously reported	Adjustments	As restated	As previously reported	Adjustments	As restated

Revenues:
Traditional life and accident and health insurance premiums	$3,190	$–	$3,190	$6,247	$–	$6,247
Annuity and single premium universal life product charges	11,453	–	11,453	20,447	–	20,447
Net investment income	175,719	–	175,719	345,077	–	345,077
Realized gains on investments	17	–	17	596	–	596
Change in fair value of derivatives	98,986	–	98,986	90,464	–	90,464
Total revenues	289,365	–	289,365	462,831	–	462,831

Benefits and expenses:
Insurance policy benefits and change in future policy benefits	2,097	–	2,097	4,030	–	4,030
Interest credited to account balances	168,141	–	168,141	284,094	–	284,094
Amortization of deferred sales inducements	14,184	2,582	11,602	18,545	2,582	15,963
Change in fair value of embedded derivatives	405	(14,579)	14,984	(6,226)	(14,579)	8,353
Interest expense on notes payable	4,057	–	4,057	8,139	–	8,139
Interest expense on subordinated debentures	5,614	–	5,614	11,203	–	11,203
Interest expense on amounts due under repurchase agreements	3,060	–	3,060	7,078	–	7,078
Amortization of deferred policy acquisition costs	40,289	5,923	34,366	57,858	5,923	51,935
Other operating costs and expenses	14,083	–	14,083	25,494	–	25,494
Total benefits and expenses	251,930	(6,074)	258,004	410,215	(6,074)	416,289
Income before income taxes	37,435	(6,074)	31,361	52,616	(6,074)	46,542
Income tax expense	12,846	(2,089)	10,757	18,100	(2,089)	16,011
Net income	$24,589	$(3,985)	$20,604	$34,516	$(3,985)	$30,531

Earnings per common share	$0.43	$(0.07)	$0.36	$0.61	$(0.07)	$0.54
Earnings per common share - assuming dilution (a)	$0.41	$(0.06)	$0.35	$0.58	$(0.06)	$0.52

Weighted average common shares outstanding (in thousands):
Earnings per common share	57,122	–	57,122	56,909	–	56,909
Earnings per common share - assuming dilution	60,309	–	60,309	60,342	–	60,342

(a)
The numerator for earnings per common share - assuming dilution is equal to net income plus the after tax cost of interest on convertible subordinated debentures issued to a subsidiary trust.  The after tax cost of such interest was $262 for the three months ended June 30, 2007 and $528 for the six months ended June 30, 2007.

American Equity Investment Life Holding Company
Financial Supplement – June 30, 2007

Operating Income
Six months ended June 30, 2007 (Unaudited)

	As Restated	Realized Gain Adjustments	SFAS 133 Adjustments	Operating Income (a)
	(Dollars in thousands, except per share data)
Revenues:
Traditional life and accident and health insurance premiums	$6,247	$–	$–	$6,247
Annuity and single premium universal life product charges	20,447	–	–	20,447
Net investment income	345,077	–	–	345,077
Realized gains on investments	596	(596)	–	–
Change in fair value of derivatives	90,464	–	(3,781)	86,683
Total revenues	462,831	(596)	(3,781)	458,454

Benefits and expenses:
Insurance policy benefits and change in future policy benefits	4,030	–	–	4,030
Interest credited to account balances	284,094	–	–	284,094
Amortization of deferred sales inducements	15,963	–	909	16,872
Change in fair value of embedded derivatives	8,353	–	(8,353)	–
Interest expense on notes payable	8,139	–	(526)	7,613
Interest expense on subordinated debentures	11,203	–	–	11,203
Interest expense on amounts due under repurchase agreements	7,078	–	–	7,078
Amortization of deferred policy acquisition costs	51,935	–	2,126	54,061
Other operating costs and expenses	25,494	–	–	25,494
Total benefits and expenses	416,289	–	(5,844)	410,445

Income before income taxes	46,542	(596)	2,063	48,009
Income tax expense	16,011	(211)	749	16,549
Net income	$30,531	$(385)	$1,314	$31,460

Earnings per common share	$0.54			$0.55
Earnings per common share – assuming dilution	$0.52			$0.53

(a)
In addition to net income, we have consistently utilized operating income, operating income per common share and operating income per common share - assuming dilution, non-GAAP financial measures commonly used in the life insurance industry, as economic measures to evaluate our financial performance.  Operating income equals net income adjusted to eliminate the impact of net realized gains and losses on investments and the impact of SFAS 133, dealing with fair value changes in derivatives and embedded derivatives.  Because these items fluctuate from quarter to quarter in a manner unrelated to core operations, we believe measures excluding their impact are useful in analyzing operating trends.  We believe the combined presentation and evaluation of operating income together with net income, provides information that may enhance an investor’s understanding of our underlying results and profitability.

Change in fair value of derivatives:
Proceeds received at expiration or gains recognized upon early termination	$201,572	$–	$201,572
Cost of money for index annuities	(115,003)	–	(115,003)
Change in the difference between fair value and remaining option cost at beginning and end of period	3,895	(3,781)	114
	$90,464	$(3,781)	$86,683

Index credits included in interest credited to account balances	$205,546		$205,546

American Equity Investment Life Holding Company
Financial Supplement – June 30, 2007

Operating Income
Three months ended June 30, 2007 (Unaudited)

	As Restated	Realized Gain Adjustments	SFAS 133 Adjustments	Operating Income (a)
	(Dollars in thousands, except per share data)
Revenues:
Traditional life and accident and health insurance premiums	$3,190	$–	$–	$3,190
Annuity and single premium universal life product charges	11,453	–	–	11,453
Net investment income	175,719	–	–	175,719
Realized gains on investments	17	(17)	–	–
Change in fair value of derivatives	98,986	–	(30,165)	68,821
Total revenues	289,365	(17)	(30,165)	259,183

Benefits and expenses:
Insurance policy benefits and change in future policy benefits	2,097	–	–	2,097
Interest credited to account balances	168,141	–	–	168,141
Amortization of deferred sales inducements	11,602	–	(2,478)	9,124
Change in fair value of embedded derivatives	14,984	–	(14,984)	–
Interest expense on notes payable	4,057	–	(264)	3,793
Interest expense on subordinated debentures	5,614	–	–	5,614
Interest expense on amounts due under repurchase agreements	3,060	–	–	3,060
Amortization of deferred policy acquisition costs	34,366	–	(5,961)	28,405
Other operating costs and expenses	14,083	–	–	14,083
Total benefits and expenses	258,004	–	(23,687)	234,317

Income before income taxes	31,361	(17)	(6,478)	24,866
Income tax expense	10,757	(6)	(2,212)	8,539
Net income	$20,604	$(11)	$(4,266)	$16,327

Earnings per common share	$0.36			$0.29
Earnings per common share – assuming dilution	$0.35			$0.28

(a)
In addition to net income, we have consistently utilized operating income, operating income per common share and operating income per common share - assuming dilution, non-GAAP financial measures commonly used in the life insurance industry, as economic measures to evaluate our financial performance.  Operating income equals net income adjusted to eliminate the impact of net realized gains and losses on investments and the impact of SFAS 133, dealing with fair value changes in derivatives and embedded derivatives.  Because these items fluctuate from quarter to quarter in a manner unrelated to core operations, we believe measures excluding their impact are useful in analyzing operating trends.  We believe the combined presentation and evaluation of operating income together with net income, provides information that may enhance an investor’s understanding of our underlying results and profitability.

Change in fair value of derivatives:
Proceeds received at expiration or gains recognized upon early termination	$128,629	$–	$128,629
Cost of money for index annuities	(59,864)	–	(59,864)
Change in the difference between fair value and remaining option cost at beginning and end of period	30,221	(30,165)	56
	$98,986	$(30,165)	$68,821

Index credits included in interest credited to account balances	$128,425		$128,425

American Equity Investment Life Holding Company
Financial Supplement

September 30, 2007

A. Financial Highlights

Condensed Consolidated Balance Sheets	1
Consolidated Statements of Income	3
Operating Income
Nine Months Ended September 30, 2007	4
Three Months Ended September 30, 2007	5

American Equity Investment Life Holding Company
Financial Supplement – September 30, 2007

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
CONDENSED CONSOLIDATED BALANCE SHEETS
(Dollars in thousands)
(Unaudited)

	As of September 30, 2007
	As previously reported	Adjustments	As restated

Assets
Investments:
Fixed maturity securities:
Available for sale, at fair value	$4,885,762	$–	$4,885,762
Held for investment, at amortized cost	5,290,679	–	5,290,679
Equity securities, available for sale, at fair value	89,839	–	89,839
Mortgage loans on real estate	1,827,050	–	1,827,050
Derivative instruments	350,364	–	350,364
Policy loans	421	–	421
Total investments	12,444,115	–	12,444,115

Cash and cash equivalents	9,237	–	9,237
Coinsurance deposits—related party	1,738,058	–	1,738,058
Accrued investment income	86,704	–	86,704
Deferred policy acquisition costs	1,207,562	12,147	1,219,709
Deferred sales inducements	539,856	5,429	545,285
Deferred income taxes	81,966	4,170	86,136
Other assets	56,622	–	56,622
Total assets	$16,164,120	$21,746	$16,185,866

American Equity Investment Life Holding Company
Financial Supplement – September 30, 2007

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
CONDENSED CONSOLIDATED BALANCE SHEETS (Continued)
 (Dollars in thousands)
(Unaudited)

	As of September 30, 2007
	As previously reported	Adjustments	As restated reported
Liabilities and Stockholders’ Equity
Liabilities:
Policy benefit reserves	$14,394,310	$29,685	$14,423,995
Other policy funds and contract claims	123,817	–	123,817
Other amounts due to related parties	41,285	–	41,285
Notes payable	264,092	–	264,092
Subordinated debentures	268,299	–	268,299
Amounts due under repurchase agreements	306,657	–	306,657
Other liabilities	146,629	–	146,629
Total liabilities	15,545,089	29,685	15,574,774

Stockholders’ equity:
Common stock	53,862	–	53,862
Additional paid-in capital	388,932	–	388,932
Unallocated common stock held by ESOP	(7,001)		(7,001)
Accumulated other comprehensive loss	(49,365)	–	(49,365)
Retained earnings	232,603	(7,939)	224,664
Total stockholders’ equity	619,031	(7,939)	611,092
Total liabilities and stockholders’ equity	$16,164,120	$21,746	$16,185,866

American Equity Investment Life Holding Company
Financial Supplement – September 30, 2007

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
CONSOLIDATED STATEMENTS OF INCOME
(Dollars in thousands, except per share data)
(Unaudited)

	Three Months Ended September 30, 2007			Nine Months Ended September 30, 2007
	As previously reported	Adjustments	As restated	As previously reported	Adjustments	As restated

Revenues:
Traditional life and accident and health insurance premiums	$3,344	$–	$3,344	$9,591	$–	$9,591
Annuity and single premium universal life product charges	12,576	–	12,576	33,023	–	33,023
Net investment income	183,732	–	183,732	528,809	–	528,809
Realized gains on investments	325	–	325	921	–	921
Change in fair value of derivatives	(10,709)	–	(10,709)	79,755	–	79,755
Total revenues	189,268	–	189,268	652,099	–	652,099

Benefits and expenses:
Insurance policy benefits and change in future policy benefits	2,360	–	2,360	6,390	–	6,390
Interest credited to account balances	165,821	–	165,821	449,915	–	449,915
Amortization of deferred sales inducements	3,412	2,847	565	21,957	5,429	16,528
Change in fair value of embedded derivatives	(34,935)	(15,106)	(19,829)	(41,161)	(29,685)	(11,476)
Interest expense on notes payable	4,039	–	4,039	12,178	–	12,178
Interest expense on subordinated debentures	5,673	–	5,673	16,876	–	16,876
Interest expense on amounts due under repurchase agreements	4,764	–	4,764	11,842	–	11,842
Amortization of deferred policy acquisition costs	15,237	6,224	9,013	73,095	12,147	60,948
Other operating costs and expenses	11,582	–	11,582	37,076	–	37,076
Total benefits and expenses	177,953	(6,035)	183,988	588,168	(12,109)	600,277
Income before income taxes	11,315	(6,035)	5,280	63,931	(12,109)	51,822
Income tax expense	3,918	(2,081)	1,837	22,018	(4,170)	17,848
Net income	$7,397	$(3,954)	$3,443	$41,913	$(7,939)	$33,974

Earnings per common share	$0.13	$(0.07)	$0.06	$0.74	$(0.14)	$0.60
Earnings per common share - assuming dilution (a)	$0.13	$(0.07)	$0.06	$0.71	$(0.13)	$0.58

Weighted average common shares outstanding (in thousands):
Earnings per common share	56,878	–	56,878	56,899	–	56,899
Earnings per common share - assuming dilution	59,774	–	59,774	60,081	–	60,081

(a)
The numerator for earnings per common share - assuming dilution is equal to net income plus the after tax cost of interest on convertible subordinated debentures issued to a subsidiary trust.  The after tax cost of such interest was $262 for the three months ended September 30, 2007 and $790 for the nine months ended September 30, 2007.

American Equity Investment Life Holding Company
Financial Supplement – September 30, 2007

Operating Income
Nine months ended September 30, 2007 (Unaudited)

	As Restated	Realized Gain Adjustments	SFAS 133 Adjustments	Operating Income (a)
	(Dollars in thousands, except per share data)
Revenues:
Traditional life and accident and health insurance premiums	$9,591	$–	$–	$9,591
Annuity and single premium universal life product charges	33,023	–	–	33,023
Net investment income	528,809	–	–	528,809
Realized gains on investments	921	(921)	–	–
Change in fair value of derivatives	79,755	–	63,260	143,015
Total revenues	652,099	(921)	63,260	714,438

Benefits and expenses:
Insurance policy benefits and change in future policy benefits	6,390	–	–	6,390
Interest credited to account balances	449,915	–	–	449,915
Amortization of deferred sales inducements	16,528	–	9,521	26,049
Change in fair value of embedded derivatives	(11,476)	–	11,476	–
Interest expense on notes payable	12,178	–	(795)	11,383
Interest expense on subordinated debentures	16,876	–	–	16,876
Interest expense on amounts due under repurchase agreements	11,842	–	–	11,842
Amortization of deferred policy acquisition costs	60,948	–	20,889	81,837
Other operating costs and expenses	37,076	–	–	37,076
Total benefits and expenses	600,277	–	41,091	641,368

Income before income taxes	51,822	(921)	22,169	73,070
Income tax expense	17,848	(326)	7,666	25,188
Net income	$33,974	$(595)	$14,503	$47,882

Earnings per common share	$0.60			$0.84
Earnings per common share – assuming dilution	$0.58			$0.81

(a)
In addition to net income, we have consistently utilized operating income, operating income per common share and operating income per common share - assuming dilution, non-GAAP financial measures commonly used in the life insurance industry, as economic measures to evaluate our financial performance.  Operating income equals net income adjusted to eliminate the impact of net realized gains and losses on investments and the impact of SFAS 133, dealing with fair value changes in derivatives and embedded derivatives.  Because these items fluctuate from quarter to quarter in a manner unrelated to core operations, we believe measures excluding their impact are useful in analyzing operating trends.  We believe the combined presentation and evaluation of operating income together with net income, provides information that may enhance an investor’s understanding of our underlying results and profitability.

Change in fair value of derivatives:
Proceeds received at expiration or gains recognized upon early termination	$324,462	$–	$324,462
Cost of money for index annuities	(181,620)	–	(181,620)
Change in the difference between fair value and remaining option cost at beginning and end of period	(63,087)	63,260	173
	$79,755	$63,260	$143,015

Index credits included in interest credited to account balances	$331,046		$331,046

American Equity Investment Life Holding Company
Financial Supplement – September 30, 2007

Operating Income
Three months ended September 30, 2007 (Unaudited)

	As Restated	Realized Gain Adjustments	SFAS 133 Adjustments	Operating Income (a)
	(Dollars in thousands, except per share data)
Revenues:
Traditional life and accident and health insurance premiums	$3,344	$–	$–	$3,344
Annuity and single premium universal life product charges	12,576	–	–	12,576
Net investment income	183,732	–	–	183,732
Realized gains on investments	325	(325)	–	–
Change in fair value of derivatives	(10,709)	–	67,041	56,332
Total revenues	189,268	(325)	67,041	255,984

Benefits and expenses:
Insurance policy benefits and change in future policy benefits	2,360	–	–	2,360
Interest credited to account balances	165,821	–	–	165,821
Amortization of deferred sales inducements	565	–	8,612	9,177
Change in fair value of embedded derivatives	(19,829)	–	19,829	–
Interest expense on notes payable	4,039	–	(269)	3,770
Interest expense on subordinated debentures	5,673	–	–	5,673
Interest expense on amounts due under repurchase agreements	4,764	–	–	4,764
Amortization of deferred policy acquisition costs	9,013	–	18,763	27,776
Other operating costs and expenses	11,582	–	–	11,582
Total benefits and expenses	183,988	–	46,935	230,923

Income before income taxes	5,280	(325)	20,106	25,061
Income tax expense	1,837	(115)	6,917	8,639
Net income	$3,443	$(210)	$13,189	$16,422

Earnings per common share	$0.06			$0.29
Earnings per common share – assuming dilution	$0.06			$0.28

(a)
In addition to net income, we have consistently utilized operating income, operating income per common share and operating income per common share - assuming dilution, non-GAAP financial measures commonly used in the life insurance industry, as economic measures to evaluate our financial performance.  Operating income equals net income adjusted to eliminate the impact of net realized gains and losses on investments and the impact of SFAS 133, dealing with fair value changes in derivatives and embedded derivatives.  Because these items fluctuate from quarter to quarter in a manner unrelated to core operations, we believe measures excluding their impact are useful in analyzing operating trends.  We believe the combined presentation and evaluation of operating income together with net income, provides information that may enhance an investor’s understanding of our underlying results and profitability.

Change in fair value of derivatives:
Proceeds received at expiration or gains recognized upon early termination	$122,890	$–	$122,890
Cost of money for index annuities	(66,617)	–	(66,617)
Change in the difference between fair value and remaining option cost at beginning and end of period	(66,982)	67,041	59
	$(10,709)	$67,041	$56,332

Index credits included in interest credited to account balances	$125,500		$125,500